SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 22, 2003

Date of Report

(Date of earliest event reported)

RITA Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30959	94-3199149
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

967 N. Shoreline Blvd.

Mountain View, CA 94043

(Address of principal executive offices, with zip code)

(650) 314-3400

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements: Not applicable.

(b) Pro Forma Financial Information: Not applicable.

(c) Exhibits:

99.1	Press Release of RITA Medical Systems, Inc. dated July 22, 2003.

Item 9.	Regulation FD Disclosure.

In accordance with SEC Release No. 33-8216, the following information, which is intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead being furnished under “Item 9. Regulation FD Disclosure.” The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 22, 2003, RITA Medical Systems, Inc., a Delaware corporation (“RITA”), will announce its financial results for the second quarter and six months ended June 30, 2003. A copy of RITA’s press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITA MEDICAL SYSTEMS, INC.

Date: July 22, 2003	By:	/s/ DONALD STEWART

Donald Stewart
Chief Financial Officer and Vice President, Finance and Administration

RITA MEDICAL SYSTEMS, INC.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of RITA Medical Systems, Inc. dated July 22, 2003.